Ordinary Shares	12 Months Ended
Jun. 30, 2024
Ordinary Shares [Abstract]
Ordinary Shares
10.	Ordinary Shares

Upon the establishment of Helport Limited on December 22, 2023, Helport Limited issued 156 ordinary shares, par value $1 per share to seven BVI companies, which were wholly-owned by a group of individual shareholders, who were the proportionate former individual shareholders of Helport Singapore before the Reorganization.

As a result of the recapitalization, all share and per share data in the combined financial statements have been retrospectively adjusted to all periods presented.

The subscription receivables present the receivable for the issuance of ordinary shares of Helport Limited and is reported as a deduction of equity and presented on a retroactive basis before the incorporation of Helport Limited. Subscription receivables have no payment terms nor any interest receivables accrual.